Exhibit 99.1

Sleep Number Announces Third Quarter 2025 Results

Company Secured an Amendment and Extension of Bank Agreement Through 2027

Sleep Number Executing a Company-wide Turnaround to Reposition Brand, Expand Reach, and Reignite Growth

•Reported net sales of $343 million, down 19.6% compared with the third quarter of 2024
•Delivered gross profit margin of 59.9%, compared to 60.8% for the same period last year
•Reduced third quarter operating expenses by $44.8 million, or 18%, year-over-year, before restructuring and other non-recurring costs.
•Reported net loss of $40 million, compared to a net loss of $3 million for the same period last year
•Delivered adjusted EBITDA of $13 million, down $14 million versus the same period last year
•Amended and extended bank agreement through 2027 provides financial flexibility
•On track to exceed 2025 cost savings target; streamlined organization positioned to execute the business turnaround

MINNEAPOLIS – (November 5, 2025) – Sleep Number Corporation (Nasdaq: SNBR) today reported results for the quarter ended September 27, 2025.

Linda Findley, President and CEO, commented, “We have successfully executed an amendment and extension of our bank agreement through 2027, giving us greater flexibility to further our turnaround plans. With this new agreement, combined with meaningful fixed cost reductions achieved in 2025, we will invest in growth in 2026. To drive consumer demand, we are making strategic shifts in three key areas: product, brand positioning and distribution.

"My learnings thus far make me incredibly optimistic about Sleep Number’s future and the ability to create significant shareholder value in the coming years. To be clear, this is a full turnaround of an inherently great company. I came to Sleep Number because I saw huge potential, and I remain excited about what is ahead. As in many situations like this, there were more challenges than I expected, which required us to move extremely fast to fix the business. The pace of our work, along with constraints imposed by our capital structure, has made the first six months difficult. However, we have accomplished a lot and are optimistic that this work positions us to execute the turnaround in 2026."

Third Quarter Overview (all comparisons year-over-year unless otherwise noted)

•Net sales of $343 million were down 19.6%, driven by lower volume and a reduced store count.
•Gross profit was $205 million, a decrease of $54 million. Gross profit margin of 59.9% compared to 60.8% for the same period last year.
•Operating expenses were $204 million before restructuring and other non-recurring costs, a decrease of $45 million, or 18%, driven by lower marketing and selling expenses, general and administrative expenses, and research and development expenses.
•Restructuring and other non-recurring costs in the quarter were $41 million, driven by severance and employee-related benefits, contract termination costs, and asset impairment charges.
•Net loss was $40 million or $1.73 per diluted share, down $37 million, driven primarily by lower net sales, partially offset by lower operating expenses.

Sleep Number Announces Third-Quarter 2025 Results - Page 2 of 11
•Adjusted EBITDA was $13 million, down $14 million or 52%, driven by a decline in net sales and associated loss of fixed cost leverage, partially offset by lower operating expenses. Adjusted EBITDA margin decreased 260 basis points to 3.9%.

Cash Flows, Liquidity and Balance Sheet Highlights (all comparisons year-over-year unless otherwise noted)

•Net cash used in year-to-date operating activities was $5 million, down $56 million.
•Year-to-date Free cash flow was a use of $17.0 million, down $51 million.
•The Company's leverage ratio was 5.0x EBITDAR on a trailing 12-month basis at the end of the quarter versus the amended covenant maximum of 5.25x.

Financial Outlook

•Amended and extended bank agreement provides flexibility of covenants to enable business turnaround. Refer to 8-K, filed concurrent with this press release, for additional information.
•Given the pressures on the business, the company is revising its outlook for 2025. The company now expects the full year 2025 net sales to be approximately $1.4 billion and gross profit margin to be approximately 60%. With incremental cost reductions, operating expenses, excluding restructuring and other non-recurring costs, are expected to be approximately $825 million. The company now expects adjusted EBITDA to be approximately $70M and negative free cash flow of approximately $50 million in 2025.

Conference Call Information

Management will host its regularly scheduled conference call to discuss the company’s results at 8:30 a.m. ET (7:30 a.m. CT; 5:30 a.m. PT) today. To access the webcast, please visit the investor relations area of the Sleep Number website at https://ir.sleepnumber.com. The webcast replay will remain available for approximately 60 days.

About Sleep Number Corporation

Sleep Number is a sleep wellness company. We are guided by our purpose to improve the health and wellbeing of society through higher quality sleep; to date, our innovations have improved 16 million lives. Our sleep wellness platform helps solve sleep problems, whether it’s providing individualized temperature control for each sleeper through our Climate360® smart bed or applying our 36 billion hours of longitudinal sleep data and expertise to research with global institutions. Our smart bed ecosystem drives best-in-class engagement through dynamic, adjustable, and effortless sleep with personalized sleep and health insights; our millions of Smart Sleepers are loyal brand advocates. And our 3,200 mission-driven team members passionately innovate to drive value creation through our vertically integrated business model, including our exclusive direct-to-consumer selling in 611 stores and online.

To learn more about life-changing, individualized sleep, visit a Sleep Number® store near you, our newsroom and investor relations sites, or SleepNumber.com.

Forward-looking Statements

Statements used in this news release relating to future plans, events, financial results or performance, such as the statements that: the company’s new bank agreement gives it greater flexibility to further its turnaround plans, and combined with meaningful fixed cost reductions, will allow it to invest in growth in 2026; to drive consumer demand, the company is making strategic shifts in its product, brand positioning and distribution; the company is in a full turnaround but it is positioned to execute the turnaround in 2026; the company is revising its outlook for 2025 and expectations around full year 2025 net sales, gross profit margin, full year operating expenses, and negative free cash flow in 2025 are forward-looking statements subject to certain risks and

Sleep Number Announces Third-Quarter 2025 Results - Page 3 of 11
uncertainties which could cause the company’s results to differ materially. The most important risks and uncertainties are described in the company’s filings with the Securities and Exchange Commission, including in Item 1A of the company’s Annual Report on Form 10-K and other periodic reports. Forward-looking statements speak only as of the date they are made, and the company does not undertake any obligation to update any forward-looking statement.

Investor Contact: investorrelations@sleepnumber.com
Media Contact: Muriel Lussier, muriel.lussier@sleepnumber.com

Sleep Number Announces Third-Quarter 2025 Results - Page 4 of 11

SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited – in thousands, except per share amounts)

	Three Months Ended
	September 27, 2025	% of Net Sales	September 28, 2024	% of Net Sales
Net sales	$342,879	100.0%	$426,617	100.0%
Cost of sales	137,490	40.1%	167,089	39.2%
Gross profit	205,389	59.9%	259,528	60.8%
Operating expenses:
Sales and marketing	167,430	48.8%	205,480	48.2%
General and administrative	31,792	9.3%	33,070	7.8%
Research and development	7,328	2.1%	10,583	2.5%
Restructuring costs	39,154	11.4%	1,963	0.5%
Total operating expenses	245,704	71.7%	251,096	58.9%
Operating (loss) income	(40,315)	(11.8%)	8,432	2.0%
Interest expense, net	12,687	3.7%	12,057	2.8%
Loss before income taxes	(53,002)	(15.5%)	(3,625)	(0.8%)
Income tax benefit	(13,212)	(3.9%)	(489)	(0.1%)
Net loss	$(39,790)	(11.6%)	$(3,136)	(0.7%)

Net loss per share – basic	$(1.73)		$(0.14)

Net loss per share – diluted	$(1.73)		$(0.14)

Reconciliation of weighted-average shares outstanding:
Basic weighted-average shares outstanding	22,964		22,643
Dilutive effect of stock-based awards	—		—
Diluted weighted-average shares outstanding	22,964		22,643

For the three months ended September 27, 2025 and September 28, 2024, potentially dilutive stock-based awards have been excluded from the calculation of diluted weighted-average shares outstanding, as their inclusion would have had an anti-dilutive effect on our net loss per diluted share.

Sleep Number Announces Third-Quarter 2025 Results - Page 5 of 11

SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited – in thousands, except per share amounts)

	Nine Months Ended
	September 27, 2025	% of Net Sales	September 28, 2024	% of Net Sales
Net sales	$1,064,065	100.0%	$1,305,479	100.0%
Cost of sales	424,396	39.9%	528,287	40.5%
Gross profit	639,669	60.1%	777,192	59.5%
Operating expenses:
Sales and marketing	502,997	47.3%	596,392	45.7%
General and administrative	100,015	9.4%	111,722	8.6%
Research and development	27,651	2.6%	34,602	2.7%
Restructuring costs	47,546	4.5%	14,382	1.1%
Total operating expenses	678,209	63.7%	757,098	58.0%
Operating (loss) income	(38,540)	(3.6%)	20,094	1.5%
Interest expense, net	35,502	3.3%	36,626	2.8%
Loss before income taxes	(74,042)	(7.0%)	(16,532)	(1.3%)
Income tax benefit	(594)	(0.1%)	(863)	(0.1%)
Net loss	$(73,448)	(6.9%)	$(15,669)	(1.2%)

Net loss per share – basic	$(3.21)		$(0.69)

Net loss per share – diluted	$(3.21)		$(0.69)

Reconciliation of weighted-average shares outstanding:
Basic weighted-average shares outstanding	22,858		22,588
Dilutive effect of stock-based awards	—		—
Diluted weighted-average shares outstanding	22,858		22,588

For the nine months ended September 27, 2025 and September 28, 2024, potentially dilutive stock-based awards have been excluded from the calculation of diluted weighted-average shares outstanding, as their inclusion would have had an anti-dilutive effect on our net loss per diluted share.

Sleep Number Announces Third-Quarter 2025 Results - Page 6 of 11
SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Consolidated Balance Sheets
(unaudited – in thousands, except per share amounts)
subject to reclassification

	September 27, 2025	December 28, 2024
Assets
Current assets:
Cash and cash equivalents	$1,264	$1,950
Accounts receivable, net of allowances of $920 and $1,113, respectively	13,902	17,516
Inventories	89,831	103,152
Income taxes receivable	11,903	—
Prepaid expenses	14,355	14,568
Other current assets	38,545	44,098
Total current assets	169,800	181,284
Non-current assets:
Property and equipment, net	95,126	129,574
Operating lease right-of-use assets	316,959	356,641
Goodwill and intangible assets, net	66,246	66,412
Deferred income taxes	24,930	33,575
Other non-current assets	76,327	93,324
Total assets	$749,388	$860,810
Liabilities and Shareholders’ Deficit
Current liabilities:
Borrowings under credit facility	$579,500	$546,600
Accounts payable	106,967	107,619
Customer prepayments	36,754	46,933
Accrued sales returns	14,932	19,092
Compensation and benefits	18,537	31,038
Taxes and withholding	10,555	18,619
Operating lease liabilities	82,001	82,307
Other current liabilities	49,566	55,804
Total current liabilities	898,812	908,012
Non-current liabilities:
Operating lease liabilities	279,028	307,201
Other non-current liabilities	92,890	97,183
Total non-current liabilities	371,918	404,384
Total liabilities	1,270,730	1,312,396
Shareholders’ deficit:
Undesignated preferred stock; 5,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value; 142,500 shares authorized, 22,790 and 22,388 shares issued and outstanding, respectively	228	224
Additional paid-in capital	31,078	27,390
Accumulated deficit	(552,648)	(479,200)
Total shareholders’ deficit	(521,342)	(451,586)
Total liabilities and shareholders’ deficit	$749,388	$860,810

Sleep Number Announces Third-Quarter 2025 Results - Page 7 of 11
SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(unaudited – in thousands)
subject to reclassification

	Nine Months Ended
	September 27, 2025	September 28, 2024
Cash flows from operating activities:
Net loss	$(73,448)	$(15,669)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	42,631	50,379
Stock-based compensation	4,712	9,541
Loss on impairment of strategic investment asset	16,134	—
Loss on disposal and impairment of leased assets	19,753	2,457
Deferred income taxes	8,645	(7,014)
Changes in operating assets and liabilities:
Accounts receivable	3,614	9,833
Inventories	13,321	22,394
Income taxes	(18,267)	1,708
Prepaid expenses and other assets	3,159	(8,012)
Accounts payable	10,157	4,980
Customer prepayments	(10,179)	(5,629)
Accrued compensation and benefits	(12,491)	788
Other taxes and withholding	(1,701)	(1,157)
Other accruals and liabilities	(11,199)	(13,775)
Net cash (used in) provided by operating activities	(5,159)	50,824

Cash flows from investing activities:
Purchases of property and equipment	(11,888)	(17,218)
Proceeds from sales of property and equipment	—	156
Payment to secure contractual rights	(3,280)	—
Issuance of notes receivable	—	(2,942)
Net cash used in investing activities	(15,168)	(20,004)

Cash flows from financing activities:
Net increase (decrease) in short-term borrowings	22,219	(31,039)
Repurchases of common stock	(1,019)	(728)
Debt issuance costs	(1,559)	—
Net cash provided by (used in) financing activities	19,641	(31,767)

Net decrease in cash and cash equivalents	(686)	(947)
Cash and cash equivalents, at beginning of period	1,950	2,539
Cash and cash equivalents, at end of period	$1,264	$1,592

Sleep Number Announces Third-Quarter 2025 Results - Page 8 of 11
SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Supplemental Financial Information
(unaudited)

	Three Months Ended		Nine Months Ended
	September 27, 2025	September 28, 2024	September 27, 2025	September 28, 2024
Percent of sales:
Retail stores	87.8%	87.8%	87.7%	87.9%
Online, phone, chat and other	12.2%	12.2%	12.3%	12.1%
Total Company	100.0%	100.0%	100.0%	100.0%

Sales change rates:
Retail comparable-store sales	(19%)	(7%)	(17%)	(9%)
Online, phone and chat	(20%)	(18%)	(17%)	(17%)
Total Retail comparable sales change	(19%)	(9%)	(17%)	(10%)
Net opened/closed stores and other	(1%)	(1%)	(1%)	—%
Total Company	(20%)	(10%)	(18%)	(10%)

Stores open:
Beginning of period	630	646	640	672
Opened	2	1	5	11
Closed	(21)	(4)	(34)	(40)
End of period	611	643	611	643

Other metrics:
Average sales per store ($ in 000's) [1]	$2,276	$2,670
Average sales per square foot [1]	$735	$863
Stores > $2 million net sales [2]	42%	60%
Stores > $3 million net sales [2]	10%	20%
Average revenue per smart bed unit [3]	$5,995	$5,771	$5,958	$5,778

1 Trailing twelve months Total Retail comparable sales per store open at least one year.
2 Trailing twelve months for stores open at least one year (excludes online, phone and chat sales).
3 Represents Total Retail (stores, online, phone and chat) net sales divided by Total Retail smart bed units.

Sleep Number Announces Third-Quarter 2025 Results - Page 9 of 11
SLEEP NUMBER CORPORATION AND SUBSIDIARIES
Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)
(in thousands)

We define earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) as net loss plus: income tax benefit, interest expense, depreciation and amortization, stock-based compensation, restructuring costs, other non-recurring items, and asset impairments. Management believes Adjusted EBITDA is a useful indicator of our financial performance and our ability to generate cash from operating activities. Our definition of Adjusted EBITDA may not be comparable to similarly titled definitions used by other companies. The table below reconciles Adjusted EBITDA, which is a non-GAAP financial measure, to the comparable GAAP financial measure:

	Three Months Ended		Trailing Twelve Months Ended
	September 27, 2025	September 28, 2024	September 27, 2025	September 28, 2024
Net loss	$(39,790)	$(3,136)	$(78,113)	$(40,857)
Income tax benefit	(13,212)	(489)	(4,893)	(7,966)
Interest expense	12,687	12,057	47,244	49,313
Depreciation and amortization	12,975	15,859	56,706	67,335
Stock-based compensation	(788)	1,432	6,615	13,523
Restructuring costs [1]	39,154	1,963	51,230	30,110
Other non-recurring items [2]	2,228	—	5,053	—
Asset impairments	—	—	1,220	198
Adjusted EBITDA	$13,254	$27,686	$85,062	$111,656

1 Represents costs related to business restructuring actions.
2 Represents costs related to CEO transition activities and proxy contest costs of $0.4 million and $0, respectively, for the three months ended September 27, 2025 and $1.4 million and $1.9 million, respectively, for the trailing twelve months ended September 27, 2025. These costs were both initiated in the fourth quarter of fiscal 2024. In addition, represents CFO search costs of $0.2 million and write off of debt issuance cost of $1.6 million for both the three and trailing twelve months ended September 27, 2025. These costs were both initiated in the third quarter of 2025.

Free Cash Flow
(in thousands)

	Nine Months Ended		Trailing Twelve Months Ended
	September 27, 2025	September 28, 2024	September 27, 2025	September 28, 2024
Net cash (used in) provided by operating activities	$(5,159)	$50,824	$(28,840)	$9,980
Subtract: Purchases of property and equipment	11,888	17,218	18,175	26,252
Free cash flow	$(17,047)	$33,606	$(47,015)	$(16,272)

Note - Our Adjusted EBITDA calculations and Free Cash Flow data are considered non-GAAP financial measures and are not in accordance with, or preferable to, "as reported," or GAAP financial data. However, we are providing this information as we believe it facilitates analysis of the Company's financial performance by investors and financial analysts.
GAAP - generally accepted accounting principles in the U.S.

Sleep Number Announces Third-Quarter 2025 Results - Page 10 of 11
SLEEP NUMBER CORPORATION AND SUBSIDIARIES
Calculation of Net Leverage Ratio under Revolving Credit Facility
(in thousands)

	Trailing Twelve Months Ended
	September 27, 2025	September 28, 2024
Borrowings under credit facility	$579,500	$516,500
Outstanding letters of credit	8,847	7,147
Finance lease obligations	180	261
Consolidated funded indebtedness	$588,527	$523,908
Operating lease liabilities [1]	361,029	401,153
Total debt including operating lease liabilities (a)	$949,556	$925,061

Adjusted EBITDA [2]	$84,597	$111,656
Consolidated rent expense	106,490	108,863
Consolidated EBITDAR (b)	$191,087	$220,519
Net Leverage Ratio under revolving credit facility (a divided by b)	5.0 to 1.0	4.2 to 1.0
1Reflects operating lease liabilities included in our financial statements under ASC 842.
2Adjusted EBITDA reflects $0.5 million reduction due to limitations on permitted add-backs under the Company's Credit Facility.

Note - Our Net Leverage Ratio under Credit Facility, Adjusted EBITDA and EBITDAR calculations are considered non-GAAP financial measures and are not in accordance with, or preferable to, "as reported," or GAAP financial data. However, we are providing this information as we believe it facilitates analysis of the Company's financial performance by investors and financial analysts.

GAAP - generally accepted accounting principles in the U.S.

Sleep Number Announces Third-Quarter 2025 Results - Page 11 of 11
SLEEP NUMBER CORPORATION AND SUBSIDIARIES
Calculation of Return on Invested Capital (Adjusted ROIC)
(in thousands)

Adjusted ROIC is a financial measure we use to determine how efficiently we deploy our capital. It quantifies the return we earn on our adjusted invested capital. Management believes Adjusted ROIC is also a useful metric for investors and financial analysts. We compute Adjusted ROIC as outlined below. Our definition and calculation of Adjusted ROIC may not be comparable to similarly titled definitions and calculations used by other companies. The tables below reconcile adjusted net operating profit after taxes (Adjusted NOPAT) and total adjusted invested capital, which are non-GAAP financial measures, to the comparable GAAP financial measures:

	Trailing Twelve Months Ended
	September 27, 2025	September 28, 2024
Adjusted net operating profit after taxes (Adjusted NOPAT)
Operating (loss) income	$(35,762)	$490
Add: Operating lease interest [1]	24,956	27,371
Less: Income taxes [2]	1,443	(5,474)
Adjusted NOPAT	$(9,363)	$22,387

Average adjusted invested capital
Total deficit	$(521,342)	$(448,784)
Add: Long-term debt [3]	579,680	516,761
Add: Operating lease liabilities [4]	361,029	401,153
Total adjusted invested capital at end of period	$419,367	$469,130

Average adjusted invested capital [5]	$460,891	$502,494

Adjusted ROIC [6]	(2.0%)	4.5%

1	Represents the interest expense component of lease expense included in our financial statements under ASC 842, Leases.
2	Reflects annual effective income tax rates, before discrete adjustments, of 13.4% and 19.6% for September 27, 2025 and September 28, 2024, respectively.
3	Long-term debt includes existing finance lease liabilities.
4	Reflects operating lease liabilities included in our financial statements under ASC 842.
5	Average adjusted invested capital represents the average of the last five fiscal quarters' ending adjusted invested capital balances.
6	Adjusted ROIC equals Adjusted NOPAT divided by average adjusted invested capital.

Note - The Company's Adjusted ROIC calculation and data are considered non-GAAP financial measures and are not in accordance with, or preferable to, GAAP financial data. However, we are providing this information as we believe it facilitates analysis of the Company's financial performance by investors and financial analysts.
GAAP - generally accepted accounting principles in the U.S.